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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 6, 2002


                             MCG Capital Corporation
             (Exact name of registrant as specified in its charter)


         Delaware                     0-33377                 54-1889518
(State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)




                        1100 Wilson Boulevard, Suite 800
                               Arlington, VA 22209
               (Address of principal executive offices, zip code)




       Registrant's telephone number, including area code: (703) 247-7500



                                       N/A

          (Former name or former address, if changed since last report)




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Item 7.  Financial Statements and Exhibits

The following exhibit is included herein:

99.1 Statement under Oath of Principal Executive Officer regarding Facts and Circumstances relating to Exchange Act Filings

Item 9. Regulation FD Disclosure

MCG Capital Corporation ("MCG") is furnishing herewith the Statement under Oath of its Principal Executive Officer regarding facts and circumstances relating to Exchange Act filings as Exhibit 99.1, which is included herein.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MCG CAPITAL CORPORATION

Dated: August 6, 2002                       By: /s/ Samuel G. Rubenstein
                                                ------------------------
                                            Samuel G. Rubenstein
                                            General Counsel and
                                            Executive Vice President










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                                  EXHIBIT INDEX

Exhibit       Description



99.1 Statement under Oath of Principal Executive Officer regarding Facts and Circumstances relating to Exchange Act filings